SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 5, 2001

                              TII INDUSTRIES, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                                    --------
                            (State of Incorporation)


               1-8048                                66-0328885
    ------------------------------       ---------------------------------
    (Commission File No.)                (IRS Employer Identification No.)



           1385 Akron Street, Copiague, New York           11726
           -------------------------------------       -------------
           (Address of Principal Executive Offices)    (Zip Code)


                                 (631) 789-5000
               ---------------------------------------------------
               (Registrant's telephone number, including area code


                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.      Other Events
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             (a) On December 5, 2001,  the  Company's  stockholders  approved an amendment to the Company's Restated Certificate of Incorporation to change the Company's name from "TII Industries, Inc" to "TII Network Technologies". A Certificate of Amendment of the Certificate of Incorporation to reflect the name change was filed with the Secretary of State of the State of Delaware on December 5, 2001. The amendment will be effective 12:01 a.m. on December 10, 2001. The trading symbol for the Company's common stock will remain "TIII" on the Nasdaq National Market System.

             (b) On December 5, 2001, the Company issued the press release attached hereto as Exhibit 99.1.

Item 7.      Financial Statements and Exhibits
-------      ---------------------------------

             (a)   Financial statements: None.

             (b)   Pro Forma Financial Information: None

             (b)   Exhibits.

             4.1   Certificate  of Amendment  of the  Company's  Certificate  of
                   Incorporation as filed with the Secretary of State of the State of Delaware on December 5, 2001.

             99.1  Press release dated December 5, 2001.

                                   SIGNATURES
                                   ----------

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            TII INDUSTRIES, INC.



Dated:  December 5, 2001                    By:  /s/ Timothy J. Roach
                                                 -------------------------------
                                                 Timothy J. Roach,
                                                 President

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


                                  EXHIBIT INDEX
                                  -------------


Exhibit No.    Description
-----------    -----------

4.1            Certificate   of  Amendment  of  the  Company's   Certificate  of
               Incorporation as filed with the Secretary of State of the State of Delaware on December 5, 2001.

99.1           Press release dated December 5, 2001.






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